EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of FindWhat.com (the "Company") on Form 10-Q for the fiscal quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig
A. Pisaris-Henderson, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                           /s/ Craig A. Pisaris-Henderson
                           -----------------------------------------------------
                           Craig A. Pisaris-Henderson, Chairman, Chief Executive Officer and President of FindWhat.com
                           May 14, 2003



         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to FindWhat.com, and will be retained by FindWhat.com and furnished to the Securities and Exchange Commission or its staff upon request.